Defined Contribution Plans	12 Months Ended
Dec. 31, 2017
Compensation And Retirement Disclosure [Abstract]
Defined Contribution Plans

Note 11. Defined Contribution Plans

On January 1, 2014, the Company established the Emerald Expositions, Inc. 401(k) Savings Plan (the “Emerald Plan”).  The Company matches 50% of up to 6% of an eligible plan participant’s compensation for the contribution period. For each of the years ended December 31, 2017, 2016 and 2015 the Company recorded compensation expense of $0.9 million for the employer matching contribution. On January 1, 2015 the Emerald Plan’s name changed to the Emerald Expositions, LLC 401(k) Savings Plan.

Beginning on January 15, 2014, Emerald acquired as part of the GLM acquisition, the George Little Management, LLC 401(k) and Profit Sharing Plan (the “GLM Plan”). The GLM Plan was a self-administered defined contribution plan. On January 1, 2015 the GLM Plan was merged into the Emerald Plan.